SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2000


                          E-AUCTION GLOBAL TRADING INC.
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               (Exact Name of Registrant as Specified in Charter)


            Nevada
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)                File No.)             Identification No.)


220 King Street West, Suite 200, Toronto, Ontario Canada                M5H 1K4
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (416) 214-1587
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               Registrant's telephone number, including area code


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On November 1, 2000, v-Wholesaler.com B.V. (the "Purchaser"), a wholly owned subsidiary of e-Auction Global Trading Inc. (the "Company"), completed its acquisition of all of the issued and outstanding capital stock of Kwatrobox B.V. ("Kwatrobox"), a Netherlands corporation. Kwatrobox owns Palm Veilingsystemen B.V. and Automatiseringsbureau Palm B.V. and 80% of the issued and outstanding shares of Scoop Software B.V. Palm Veilingsystemen B.V., in turn, owns Nieaf Systems B.V. (each of the aforementioned affiliates of Kwatrobox is hereinafter referred to as a "Subsidiary" or collectively as the "Kwatrobox Subsidiaries").

         Previously, the Company and the Sellers had entered into that pledge agreement dated June 5, 2000, pursuant to which Sellers agreed to enter into an agreement to purchase all of the issued and outstanding capital stock of Kwatrobox. A Stock Purchase Agreement dated as of August 31, 2000 and amended by the Postponement Agreement of August 29, 2000 (as amended, the "Purchase Agreement"), by and among the Company, v-Wholesaler.com and each of Peces B.V., Rendex B.V., Van Veen Boys B.V., and Wodan B.V., all companies organized under the laws of the Netherlands and, together, constituting all of the shareholders of Kwatrobox (collectively, the "Sellers") was drafted and agreed to by the Company, the Purchaser and the Sellers.

         The Purchase Agreement provides that the Sellers, in exchange for all of the issued and outstanding shares of Kwatrobox, are entitled to receive, over a three (3) year period, (i) an aggregate sum of Four Million (4,000,000) Guilders, in cash, and (ii) 1,250,000 Shares of the Company's common stock (the "Common Stock") having a value for accounting purposes of $1,850,000.

         In addition, the Sellers are entitled to an additional number of Common Stock having a maximum value of One Million (1,000,000) Guilders in the event that Kwatrobox and the Kwatrobox Subsidiaries have combined pre-tax earnings of not less than US$1.4 Million for the three (3) years commencing on June 5, 2000 to and including June 4, 2003 (the "Three Year Period"). To the extent that the earnings are less than US$1.4 Million for the Three Year Period but are greater than US$1 Million for such period, the number of additional shares to be issued shall be reduced by that number of Common Stock having a value equal to the difference obtained by (1) $1.4 Million minus (2) such earnings. To the extent that the Earnings for the Three Year Period are less than US$1 Million, the Purchaser shall be under no obligation whatsoever to issue any additional shares to the Sellers. Notwithstanding the forgoing, in no event, shall the Company be obligated to pay the Sellers an amount in excess of 200,000 shares of the Company's common stock.

         The Company unconditionally and irrevocably guaranteed the performance of the Purchaser under this Agreement.

         The Purchase Agreement provides that on the Closing Date, each of Paul Stok, Rene Brouwer, Kees Van Veen, and Gijs Pol, shall enter into management agreements with the Purchaser, the Company or the relevant Kwatrobox Subsidiary, which management agreements will contain a two year non-competition clause for each of Messrs Stok, Brouwer, Van Veen, and Pol.

         Sellers acknowledge that the Shares to be issued as part of the Purchase Agreement are not registered under the Securities Act of 1933, as amended, and that neither Purchaser nor the Company shall have any obligation to register any such Shares.

         The description of the Purchase Agreement discussed above is qualified in its entirety by reference to such agreement, which is attached as an exhibit and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of the Business Acquired.
                  ---------------------------------------------

                  Audited financial statements relating to the acquisition will be filed by amendment within 60 days of the date this Report was required to be filed.

         (b)      Pro Forma Financial Information and Exhibits.
                  --------------------------------------------

                  Pro Forma financial information relating to the acquisition will be filed by amendment within 60 days of the date this Report was required to be filed.

         (c)      Exhibits
                  --------

                  2.1 Purchase Agreement dated as of August 31, 2000 by and among the Company and each of the Sellers.

                  2.2 Agreement re Postponement Signing SPA and Transfer Shares Kwatrobox B.V., dated August 29, 2000 by and among the Company and each of the Sellers.

                  2.3 Pledge Agreement dated June 5, 2000 by and among the Company and each of the Sellers.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2000

                                               e-Auction Global Trading Inc.,
                                               a Nevada Corporation


                                               By: /s/ David W.A. Hackett
                                                  --------------------------
                                                  Name: David W.A. Hackett
                                                  Title: Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
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2.1               Purchase  Agreement  dated as of August 31,  2000 by and among the Company and each of the Sellers.

                  List of Omitted Exhibits and Schedules to the Purchase Agreement
                  ----------------------------------------------------------------
                  Schedule 1.1(f)     -     Business of Kwatrobox and each Subsidiary
                  Schedule 1.1(ff)    -     Payment Direction
                  Schedule 3.2(c)     -     Intellectual Property
                  Schedule 3.2(d)     -     Employment Agreements
                  Schedule 6.1(g)     -     Liens
                  Schedule 6.1(i)     -     Financial Statements of Kwatrobox and each
                                            Subsidiary
                  Schedule 6.1(m)     -     Real Property
                  Schedule 6.1(o)     -     Insurance
                  Schedule 6.1(p)     -     Material Contracts
                  Schedule 6.1(q)     -     List of Receivables
                  Schedule 6.1(r)(iv) -     Licenses of Intellectual Property
                  Schedule 6.1(s)     -     Licenses and Permits
                  Schedule 6.1(u)     -     Consents
                  Schedule 6.1(v)     -     Notices
                  Schedule 6.1(y)     -     No Conflict
                  Schedule 6.1(z)(i)  -     Employees
                  Schedule 6.1(z)(vi) -     Benefit Plan
                  Schedule 6.1(bb)    -     Affiliated Transactions

2.2 Agreement re Postponement Signing SPA and Transfer Shares Kwatrobox B.V., dated August 29, 2000 by and among the company and each of the Sellers.

2.3 Pledge Agreement dated June 5, 2000 by and among the Company and each of the Sellers.